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                                                                    Exhibit 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                       OF QUARTERLY REPORT ON FORM 10-Q
                                       OF
                                BELMONT BANCORP.
                    FOR THE QUARTER ENDED SEPTEMBER 30, 2003

The undersigned is the Chief Executive Officer of Belmont Bancorp. (the "Issuer"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of the Registrant for the quarterly period ended September 30, 2003.

I certify that the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

This Certification is executed as of November 7, 2003.

                                                     /s/ Wilbur R. Roat
                                                     ---------------------------
                                                     Wilbur R. Roat
                                                     President & Chief Executive
                                                      Officer

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